UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 2008
                                                         ----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      1-31565                06-1377322
--------------------------------  ------------------------   -------------------
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 8.01 Other Events
          ------------

     (b) On October 10, 2008, the Board of Directors of New York Community Bancorp, Inc. (the "Company") appointed Mr. Michael J. Levine to serve as Chairman of the Audit Committees of the Boards of Directors of the Company and its primary subsidiaries, New York Community Bank (the "Community Bank") and New York Commercial Bank (the "Commercial Bank") (collectively, the "Banks").

          A certified public accountant with the firm Levine & Schmutter, and President of Norse Realty Group, Inc., a local commercial real estate developer, Mr. Levine has been a director of the Company and the Community Bank since January 1, 2004 and a director of the Commercial Bank since its establishment on December 30, 2005. In addition to serving as a member of the Audit Committees of the Company and the Banks since joining the respective Boards of Directors, Mr. Levine serves on the Mortgage and Real Estate Committee of the Community Bank and chairs the Credit Committee of the Commercial Bank. He also serves on the Nominating, Compensation, and Compliance Committees of the Company and the Banks.

          Mr. Levine has also been a member of the Queens County Savings Bank Divisional Board of Directors since November 30, 2000.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 16, 2008                         NEW YORK COMMUNITY BANCORP, INC.
       ----------------

                                                /s/ Ilene A. Angarola
                                                ---------------------
                                                Ilene A. Angarola
                                                Executive Vice President
                                                and Director, Investor Relations